[LOGO] IDEX MUTUAL FUNDS
 IMPORTANT INFORMATION FOR SHAREHOLDERS OF IDEX AMERICAN CENTURY INTERNATIONAL
                TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

   Please read the enclosed prospectus/proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal:

Q. ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

A. Shareholders are being asked to:

   Approve a reorganization of their Fund. If shareholders decide in favor of the proposal, IDEX American Century will merge with IDEX International Equity, and you will become a shareholder of IDEX International Equity.

Q. HAS THE BOARD APPROVED THE PROPOSAL?

A Yes. The IDEX Board has approved the proposal and recommends that you vote "FOR" the proposal.

Q. WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?

A. A closing date will be set for the reorganization. Shareholders will receive full and fractional shares of IDEX International Equity equal in value to the shares of IDEX American Century International that they owned on the Closing Date. The net asset value per share of IDEX American Century International will not be affected by the transaction, so the reorganization will not result in a dilution of any shareholder's interest. Approval of this merger is contingent upon approval of a new sub-advisory agreement by the current shareholders of IDEX International Equity.

Q. WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?

A. There are three key potential advantages: American Century Investment Management, Inc. ("American Century"), sub-adviser to your Fund, recently became sub-adviser of IDEX International Equity, subject to approval by IDEX International Equity's shareholders. American Century has an investment team that follows a highly disciplined investment strategy and expertise.

   By combining the funds, shareholders may enjoy lower expense ratios over time. Larger funds tend to enjoy economies of scale not available to funds with smaller assets under management.

   These lower costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

   The potential benefits are explained in more detail in the enclosed prospectus/proxy statement.

Q. HOW ARE THESE TWO FUNDS ALIKE?

A. Both funds seek growth of capital and both are international funds.

Q. IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

A. Unlike a transaction where you direct IDEX to sell shares of one fund in order to buy shares of another, the reorganization will not be considered a taxable event. The funds themselves will recognize no gains or losses on assets as a result of a reorganization, so you will not have reportable capital gains or losses due to the reorganization.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THE PROPOSAL?

A. We need the affirmative vote of a majority of the fund's outstanding voting securities, as defined by the Investment Company Act of 1940, for the merger.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THE DECISIONS BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials carefully and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposal by the time of the shareholder meeting at 11:00 a.m. ET on February 22, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share of each fund that you own, and fractional votes to reflect the fractional shares that you own on the record date, November 30, 2001.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by mail, via the Internet, by telephone or by facsimile.

   To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope. To vote via the Internet, by telephone or by facsimile, please follow the enclosed instructions. If you need any assistance, or have any questions regarding the proposal, or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday--Friday).

Q. HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

   JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

   ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as :Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q. WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call your IDEX Customer Service Representative at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday--Friday).

THE ATTACHED PROSPECTUS/PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL RELATING TO THE APPLICABLE FUND. PLEASE READ IT CAREFULLY!

                      IDEX AMERICAN CENTURY INTERNATIONAL

                               IDEX Mutual Funds

                             570 Carillon Parkway
                         St. Petersburg, Florida 33716

Dear Shareholder:

   As a shareholder of IDEX American Century International (the "Fund"), you are entitled to vote on the following proposal that is described below and in the enclosed materials:

    1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to IDEX International Equity (the "Acquiring Fund") in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange" or the "Reorganization"). The shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved;

as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting. Approval of the reorganization is contingent upon approval of a new sub-advisory agreement by the shareholders of IDEX International Equity at a meeting to be held on February 22, 2002.

   The IDEX Board of Trustees has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of IDEX International Equity (the "Acquiring Fund") that has a similar investment objective and similar management policies as the Fund. The Acquiring Fund's former sub-adviser, GE Asset Management Incorporated ("GEAM") notified the Board that it was resigning as sub-adviser to the Acquiring Fund effective at close of business on October 4, 2001. Effective October 5, 2001, the investment adviser entered into an interim sub-advisory agreement with American Century Investment Management, Inc. on behalf of the Acquiring Fund. The Board then determined that it was in the best interest of IDEX, the Fund and its shareholders to merge the international funds offered by IDEX into one fund with a respected sub-adviser which would result in a larger asset base and possible expense reductions for the shareholders.

   The proposal provides that the Fund exchange all of its assets, subject to liabilities, for shares of the Acquiring Fund (the "Exchange"). Promptly thereafter, the Fund will distribute pro rata the Acquiring Fund shares received in the Exchange to its shareholders in complete liquidation of the Fund. Thus, each Fund shareholder will receive for his or her Fund shares a number of Acquiring Fund shares equal to the aggregate NET ASSET VALUE of the shareholder's Fund shares as of the date of the Exchange.

   Here are some facts about the Exchange that will be useful to you as you vote:

  . There will be no gain or loss for you to become a shareholder of the Acquiring Fund

  . In the opinion of counsel, the Exchange will be free from Federal income taxes to you, the Fund and Acquiring Fund

  . The holding period and aggregate tax basis of the Acquiring Fund shares you receive in the Exchange will be the same as the holding period and aggregate tax basis of your Fund shares

  . You will be able to redeem your shares of the Acquiring Fund for cash at net asset value without any redemption fees or required holding period

  . Shares of the Acquiring Fund are priced each day the New York Stock Exchange is open for business and you may redeem all or a part of your shares at the then-current net asset value per share

  . As a shareholder of the Acquiring Fund, you will have the ability to exchange your shares of other open-end funds in the IDEX family of funds

   Further information about the transaction is contained in the enclosed materials, which you should review carefully.

   A Question and Answer section is included regarding this proxy and its proposal.

   For your convenience, you may vote by mail, by telephone, via the Internet or by facsimile.

TO VOTE BY MAIL:

Indicate your vote on the enclosed proxy card date and sign the proxy and mail it in the enclosed envelope, which requires no postage if mailed in the United States. Please allow sufficient time for the proxy card to be received on or before 11:00 a.m., February 22, 2002.You may also vote via the Internet, by telephone or by fax by following the enclosed instructions.

If you vote via the Internet, by telephone or via facsimile, please do not mail your proxy card.

   The IDEX Board recommends that the Fund's shareholders vote "FOR" the proposal.

   If you have any questions after considering the enclosed materials, please call 1-888-233-IDEX (4339) (between the hours of 8:00 a.m. and 8:00 p.m. E.T. Monday--Friday

                                      Sincerely,

                                      John R. Kenney
                                      Chairman and Chief Executive Officer

January 7, 2002

                               IDEX MUTUAL FUNDS

                      IDEX American Century International

                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                          (Toll-Free) 1-888-233-4339

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                               February 22, 2002

   To the shareholders of IDEX American Century International of IDEX Mutual
Funds:

   Notice is hereby given that a special meeting of the shareholders of IDEX American Century International fund (the "Fund") of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 22nd day of February, 2002 at 11:00 a.m., local time, or any adjournment(s) thereof, for the following purpose:

    1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to IDEX International Equity (the "Acquiring Fund") in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). The shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved;

as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting.

   The Board of Trustees of IDEX (the "Board" or the "IDEX Board") has fixed the close of business on November 30, 2001 as the record date (the "Record Date") for the determination of shareholders of the Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on November 30, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please vote by mail, by telephone, via the Internet or by facsimile following the instructions included in this statement. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you vote prior to February 22, 2002, and then decide to attend the meeting, you may change your vote in person at the meeting. The proposal set forth above has been unanimously approved by the Board with respect to the Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" each proposal. This Notice and accompanying Proxy Statement will be mailed on or about January 7, 2002.

   We look forward to your participation, and we thank you for your continued confidence in IDEX.

                                   By Order of the Board of Trustees,

                                   John K. Carter, Secretary
                                   IDEX Mutual Funds
                                   St. Petersburg, Florida

   January 7, 2002

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   You may vote by mail, by telephone, via the Internet or by facsimile. Please vote only one time, using the method that you prefer, unless you later decide to change your vote prior to the Meeting.

   If you vote by telephone, via the Internet, or by facsimile, please do not mail your proxy card.

   IDEX will furnish, without charge, a copy of its most recent annual report to shareholders upon request. Any such request should be directed to IDEX by calling (888) 233-4339 or by writing to IDEX at P.O. Box 9015, Clearwater, FL 33758-9015.

   In order to avoid the additional expense and delay of further solicitation, we ask that you mail your proxy promptly.

         ------------------------------------------------------------

PROPOSAL: THE ACQUISITION OF THE ASSETS OF IDEX AMERICAN CENTURY INTERNATIONAL
          BY AND IN EXCHANGE FOR SHARES OF IDEX INTERNATIONAL EQUITY

         ------------------------------------------------------------

                          PROSPECTUS/PROXY STATEMENT

                                January 7, 2002
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD February 22, 2002

   This Prospectus/Proxy Statement is furnished in connection with a solicitation IDEX American Century International (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held February 22, 2002, at 11:00 a.m., Eastern Time, at the IDEX offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholder of record at the close of business on November 30th, 2001 are entitled to receive notice of and to vote at the Meeting.

   It is proposed that the Fund transfer all of its assets, subject to certain liabilities, to IDEX International Equity (the "Acquiring Fund"), are more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Acquiring Fund shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. The Acquiring Fund's name will be changed to IDEX American Century International as a result of the merger.

   This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

   A Statement of Additional Information ("SAI") dated January 7, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference in its entirety. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-888-233-4339, or writing to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015.

         ------------------------------------------------------------

 MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY
   THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE
                              LOSS OF PRINCIPAL.

         ------------------------------------------------------------

         ------------------------------------------------------------

    AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         ------------------------------------------------------------

   The Acquiring Fund is a series of IDEX, an open-end, diversified management investment company advised by Idex Management, Inc. ("IMI"). The Fund is also a series of IDEX. The Acquiring Fund and the Fund have a similar investment objective and similar management policies. The substantive difference between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

   The Acquiring Fund's Prospectus dated March 1, 2001, and the Acquiring Fund's Annual Report (financial statements) for the fiscal year ended October 31, 2001, are incorporated by reference in this Prospectus/Proxy Statement. For a free copy of the IDEX Annual Report, which contains the Acquiring Fund's audited financial statements, write to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015, or call 1-888-233-4339.

   Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to IDEX, which must indicate the shareholder's name. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of November 30, 2001, 322,692.392 shares of beneficial interest were issued and outstanding for the Fund.

   Proxy materials will be mailed to shareholders of record on or about January 7, 2002.

                               TABLE OF CONTENTS

Proposal--Acquisition of Assets:
   Summary.........................................................   4
   Reasons for the Exchange........................................  14
   Information about the Exchange..................................  15
   Additional Information about the Fund and the Acquiring Fund....  17
   Voting Instructions.............................................  20
   Financial Statements and Experts................................  22
   Other Matters...................................................  22
   Notice to Broker/Dealers and Voting Trustees and Their Nominees.  22
Appendix A: Agreement and Plan of Reorganization................... A-1

         ------------------------------------------------------------

                     PROPOSAL SUMMARY--Re: REORGANIZATION

         ------------------------------------------------------------

   This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the IDEX Prospectus (which contains information about the Fund and the Acquiring Fund, dated March 1, 2001), the Annual Report, and the form of Agreement and Plan of Reorganization, which is attached to this Prospectus/Proxy Statement as Appendix A.
   Proposed Transaction. The IDEX Board, at a meeting held on October 30, 2001, including Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")), has approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets (subject to certain liabilities) of the Fund, including all securities and cash, in exchange for shares of the acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be dissolved.

   As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

   The IDEX Board has concluded that the Exchange would be in the best interests of the Fund and its shareholders, and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

   Tax Consequences. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund, the acquiring Fund, or the Fund's shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, provided the Fund shares are held as capital assets and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

   Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus, and the Acquiring

Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such IDEX Prospectus, which are incorporated herein by reference.

   Objective. The Fund and the Acquiring Fund have similar investment objectives. Each seeks capital growth. Effective October 5, 2001, American Century became sub-adviser for the Acquiring Fund, under the terms of an interim sub-advisory agreement for a period not to exceed 150 days or until approval by shareholders of the Acquiring Fund of a new Sub-Advisory Agreement. The Acquiring Fund then adopted similar investment policies and strategies as the Fund to fulfill its investment objective.

   Acquiring Fund and Fund. To pursue its goals, each Fund invests in stocks of growing foreign companies. The fund manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth potential. Ideally, the fund manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater than average chance to increase in value.

   The fund manager uses a bottom-up approach to select stocks to buy for each Fund. The manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund manager select or decide to continue to hold the stocks of companies he or she believes will be able to sustain their growth, and to sell stocks of companies whose growth begins to slow down.

   In addition to locating strong companies with earnings and revenue growth, the fund manager believes that it is important to diversify fund holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency fluctuations and tax considerations when making investments.

   The fund manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the funds essentially fully invested in stocks regardless of the movement of stock prices. When the manager believes it is prudent, each fund may invest a portion of its assets in convertible securities, short-term securities, non-leveraged stock index futures contracts and other similar securities.

   Stock index futures contracts, a type of derivative security, can help each fund's cash assets remain liquid by performing more like stocks. Each fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the manager cannot leverage a fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information ("SAI").

   Shareholders of the Acquiring Fund are also receiving proxies to ask for approval of a new Sub-Advisory Agreement on behalf of the Acquiring Fund between IMI and American Century Investment Management, Inc., the sub-adviser to the Fund ("American Century"). GE Asset Management Incorporated ("GEAM) has notified the Board that it is resigning as sub-adviser of the Acquiring Fund effective February 28, 2002. The Board selected American Century as sub-adviser for the Acquiring Fund effective March 1, 2002, subject to shareholder approval. The proposed Sub-Advisory Agreement reflects a modest increase in fees.

   Main Risks. The principal risks associates with an investment in the Fund and the Acquiring Fund are similar and include stocks, foreign stocks, and currency risks. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means that you could lose money.

   Stock Risk--While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a fund holds fluctuate in price, the value of your investment in a fund will go up and down.

   Foreign Stocks--Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities' markets; more complex business negotiations; less liquidity; more fluctuations in market prices; delays in settling foreign securities transactions; higher transaction costs; higher costs for holding foreign securities (custodial fees); vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

   Currency Risk--Because international funds' foreign investments are generally held in foreign currencies, the funds are subject to currency risk, meaning a fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

   See "Explanation of Strategies and Risks" in the IDEX Prospectus for a more complete description of investment risks applicable to an investment in the Acquiring Fund.

   Fees and Expenses. The fees and expenses of the Acquiring Fund set forth below are estimated based on the fees and expenses for the fiscal year ended October 31, 2001. The fees and expenses of the Fund set forth below are for the period from April 2, 2001 (inception) through October 31, 2001. The "Pro Forma

After Exchange" information is estimated based on net assets and expenses of the Fund and the Acquiring Fund as of October 31, 2001. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the fund's net asset value per share.

Shareholder Fees
(fees paid directly from your investment):

   The maximum sales charge (load) imposed on purchases (as a % of offering price)

       for Class A shares is 5.50%
       for Class M shares is 1.00%

   The sales charge is not applicable to Class B and C shares.

   The maximum deferred sales charge (load)

       for Class B shares is 5.00%
       for Class M shares is 1.00%

   The charge is not applicable to A and C shares. Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase. Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

Annual Fund Operating Expenses
(Expenses Paid from Fund Assets)
(percentage of average net assets):

   Please note: Shareholders of the Acquiring Fund are being asked to approve a new sub-advisory agreement on behalf of the Acquiring Fund between IMI and American Century to be effective on March 1, 2002. The new agreement will reflect a change in management fees to reflect the current fee structure of the Fund's management fees. Approval of the sub-advisory agreement is contingent upon the approval of a special meeting of shareholders of IDEX International Equity which will be held on February 8, 2002 at 11:00 a.m. Eastern Time.

Acquiring Fund*:

                                      Class A Class B Class C Class M
                                      ------- ------- ------- -------
Management Fees......................  0.80%   0.80%   0.80%   0.80%
Distribution and service (12b-1) fees  0.35%   1.00%   1.00%   0.90%
Other Expenses.......................  1.62%   1.62%   1.62%   1.62%
Total annual fund operating expenses.  2.77%   3.42%   3.42%   3.32%
Expense reduction (a)................  1.04%   1.04%   1.04%   1.04%
Net Operating Expenses...............  1.73%   2.38%   2.38%   2.28%

--------
(a) Contractual arrangement with IMI through 11/30/01 for expenses that exceed 1.20%, and for the period 12/01/01 through 4/30/02, for expenses that exceed 1.40%, excluding 12b-1 fees.
* Shareholders of the Acquiring Fund are being asked to approve the fee structure of the Fund in a separate proxy.

Fund:

                                      Class A Class B Class C Class M
                                      ------- ------- ------- -------
Management Fees......................  1.00%   1.00%   1.00%   1.00%
Distribution and service (12b-1) fees  0.35%   1.00%   1.00%   0.90%
Other Expenses....................... 17.99%  17.99%  17.99%  17.99%
Total annual fund operating expenses. 19.34%  19.99%  19.99%  19.89%
Expense reduction (a)................ 17.39%  17.39%  17.39%  17.39%
Net Operating Expenses...............  1.95%   2.60%   2.60%   2.50%

--------
(a) Contractual arrangement with IMI through 4/30/02, for expenses that exceed 1.60%, excluding 12b-1 fees.

Pro Forma After Exchange (Acquiring Fund*):

                                           Class A Class B Class C Class M
                                           ------- ------- ------- -------
     Management Fees......................  1.00%   1.00%   1.00%   1.00%
     Distribution and service (12b-1) fees  0.35%   1.00%   1.00%   0.90%
     Other Expenses.......................  3.30%   3.30%   3.30%   3.30%
     Total annual fund operating expenses.  4.65%   5.30%   5.30%   5.20%
     Expense reduction (a)................  2.70%   2.70%   2.70%   2.70%
     Net Operating Expenses...............  1.95%   2.60%   2.60%   2.50%

--------
(a) Contractual arrangement with IMI through 4/30/02, for expenses that exceed 1.60%, excluding 12b-1 fees.
* Reflects the new fee structure subject to the vote of the Acquiring Fund's shareholders.

Example:

   This example shows what you could pay in expenses over time. It will help you compare the costs of investing in the Acquiring Fund with the costs of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The return is for illustration purposes only and is not guaranteed. Actual costs may be higher or lower.

Fund:

   If the shares are redeemed at the end of each period:

                                       1 year 3 years
                                       ------ -------
                           Share Class
                              A.......  $737  $3,983
                              B.......  $763  $4,066
                              C.......  $263  $3,766
                              M.......  $450  $3,809

   If the shares are not redeemed:


                                       1 year 3 years
                                       ------ -------
                           Share Class
                              A.......  $737  $3,983
                              B.......  $263  $3,766
                              C.......  $263  $3,766
                              M.......  $351  $3,809

Acquiring Fund*:

   If the shares are redeemed:

   This table reflects the expense cap that will be in effect for at least one year.

            1 year 3 years 5 years 10 years
            ------ ------- ------- --------
Share Class
   A.......  $716  $1,269  $1,847   $3,408
   B**.....  $741  $1,254  $1,790   $3,487
   C.......  $241  $  954  $1,690   $3,634
   M.......  $428  $1,016  $1,726   $3,607

--------
   *The table reflects the expense cap increase on 12/01/01.
  **Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

   If the shares are not redeemed:

            1 year 3 years 5 years 10 years
            ------ ------- ------- --------
Share Class
   A.......  $716  $1,269  $1,847   $3,408
   B**.....  $241  $  954  $1,690   $3,487
   C.......  $241  $  954  $1,690   $3,634
   M.......  $329  $1,016  $1,726   $3,607

--------
   *The table reflects the expense cap increase on 12/01/01.
  **Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

Pro Forma After Exchange: (the numbers included below are based on estimated expenses/expense structure of Fund derived from the new fee structure.)

   If shares are redeemed:

                                       1 year 3 years
                                       ------ -------
                           Share Class
                              A.......  $737  $1,646
                              B.......  $763  $1,645
                              C.......  $263  $1,345
                              M.......  $450  $1,404

   If the shares are not redeemed:

                                       1 year 3 years
                                       ------ -------
                           Share Class
                              A.......  $737  $1,646
                              B.......  $263  $1,345
                              C.......  $263  $1,345
                              M.......  $351  $1,404

   Past Performance. No past performance for the Fund is shown as it commenced operations on April 2, 2001. The past performance for the Acquiring Fund, which commenced operations on February 1, 1997, for the period ended December 31, 2001 is shown below:

                        Average Annual POP Total Return

                                              Since
                                    1 year  inception
                          -        -------- ---------
                          A shares (29.17)%  (0.87)%
                          B shares (29.41)%  (0.57)%
                          C shares (25.69)% (11.23)%
                          M shares (25.60)%  (0.27)%

                                                  For the Years
                                               Ended December 31,
                                         -------------------------------
                                          1998   1999    2000     2001
                                         ------ ------ -------- --------
       The total NAV return for A shares 11.21% 30.63% (12.43)% (25.05)%

   Management Fees: The annual investment advisory fee for the Fund is 1.00% of the first $50 million of that Fund's average daily net assets, 0.95% of the next $100 million of average daily net assets, 0.90% of the next $350 million of average daily net assets, and 0.85% of average daily net assets over $500 million.

   The current annual investment advisory fee for the Acquiring Fund is 0.80% of the first $500 million of the Fund's average daily net assets and 0.70% of average daily net assets over $500 million. For the fiscal year ended October 31, 2001, IMI was owed $114,865 in investment advisory fees before waivers/reimbursements of $174,065. As mentioned above, shareholders of the Acquiring Fund are being asked to approve a new sub-advisory agreement at a special meeting on behalf of the Acquiring Fund that reflects the same management fee structure as that of the Fund. The results of this proxy are contingent upon approval of new Sub-Advisory Agreement at a special meeting to be held on February 8, 2002.

   If the current advisory fee for the Fund had been effect for the fiscal year ended October 31, 2001, the Acquiring Fund would have owed IMI $143,581 in investment advisory fees before any waivers/reimbursements.

   Board Consideration of Fees. Upon the resignation of GEAM as sub-adviser for the Acquiring Fund, the Board reviewed the performance of the Fund, the asset base of the Fund and the fees. It considered a variety of alternatives potentially available to the Fund, including maintaining the status quo or liquidating the Fund.

   The Board examined the nature, quality and scope of the services provided to the Acquiring Fund by GEAM and the services provided to the Fund by American Century. It then reviewed the basis for the change in the fee structure and analyzed the fee structure of the Fund. It reviewed the fees of similar funds in the mutual fund industry. It also reviewed the reputation and presence of American Century in the mutual fund industry.

   The Board felt the combined higher net assets should enable the Acquiring Fund to spread costs over accounting, legal and printing, and this larger asset base may thereby potentially reduce the per share expense levels. The Board also determined that higher net asset levels also may benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing by providing the opportunity for greater portfolio diversity.

   The Board further determined that these benefits, in turn, should have a favorable effect on the future economies of scale and eliminate certain costs associated with operating separately. These factors, and the reputation of American Century, resulted in the determination that reorganizing the Fund into the Acquiring Fund, was in the best interest of the Fund and its shareholders.

   Share Distribution and Purchase Procedures. Both the Fund and the Acquiring Fund's shares may be purchased at their net asset value on any day the New York Stock Exchange (NYSE) is open. Both the Fund and the Acquiring Fund continuously offers new shares to investors at a price equal to the net asset value of the shares at the time of purchase. Both the Fund and the Acquiring Fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of both the Fund and the Acquiring Fund's net assets by the total number of shares outstanding. Both the Fund and the Acquiring Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Acquiring Fund's Board. See "Shareholder Information" in the IDEX Prospectus.

   Share Redemption Procedures. A shareholder of either fund may redeem his or her shares from either fund at any time during which IDEX is open for business by tendering such shares to IDEX. The redemption price each fund will pay for such shares is equal to their net asset value next determined after receipt of a proper request for redemption. See "Shareholder Information--How to Sell Shares" in the IDEX Prospectus.

   Exchange Privileges and Other Shareholder Services. You can exchange $500 or more of one fund in the IDEX family for shares in the same class of another fund. You may also exchange into the Cash Equivalent Fund without a sales charge. Shareholders of either fund may exchange at net asset value all or a portion of their shares. Please see "Shareholder Information--How to Exchange Shares" in the IDEX Prospectus.

   Investment Adviser. The investment adviser for both the Fund and the Acquiring Fund is IDEX Management, Inc. ("IMI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. IMI has served as an investment adviser since 1985. IMI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser in the IDEX fund family. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid per the terms of the Investment Advisory Agreements.

   IMI is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company that is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

   Portfolio Management. Both the Acquiring Fund and Fund are currently managed by the same team of fund managers and analysts. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for the funds as they see fit, under the supervision of IMI and the Board, and subject to each Fund's investment objective and strategy.

   The primary managers on the investment team are: Henrik Strabo, Chief Investment Officer--International Equities, who has been a member of the Fund's team since it's inception and of the Acquiring Fund's team since October 2001. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds. Mark S. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the Fund's team since the Fund's inception and of the Acquiring Fund's team since October 2001. Mr. Kopinski joined American Century in April 1997 and serves as a member of other management teams for various American Century funds. Prior to rejoining American Century in 1997, Mr. Kopinski served as Vice President and Portfolio Manager at Federated Investors, Inc. From 1990-1995, he served as Vice President and a member of the management team for American Century International Growth and International Discovery.

   Board Members. Both the Fund and the Acquiring Fund are managed by the same Board. The Board is composed of seven members. John R. Kenney serves as Chairman and Chief Executive Officer. Mr. Kenney is an affiliated person of IDEX and related entities. Patrick S. Baird, also an affiliated person, serves as Trustee and President of IDEX. The remaining Board members are "disinterested persons" as defined by the 1940 Act. Peter R. Brown serves as Vice Chairman. The remaining "disinterested" Board members are Daniel Calabria, Charles Harris, William Short, Jr. and Jack E. Zimmerman. James L. Churchill and Julian Lerner serve as Trustees Emeritus. Janice B. Case and Russell A. Kimball, Jr. are the current nominees to the Board.

   The Board is not required to hold annual meetings to elect Trustees. A description of the Trustees is set forth in the Statement of Additional Information.

   Capitalization. The following table sets forth as of October 31, 2001 the net assets, the net asset value per share and the number of shares outstanding for: the Fund; the Acquiring Fund; and the Pro Forma Fund showing the effect of acquiring the Fund:

                              Acquiring   Pro Forma
                     Fund       Fund        Fund
-                 ---------- ----------- -----------
Total net assets:
   Class A....... $1,063,012 $ 5,208,797 $ 6,271,809
   Class B.......  1,080,922   5,003,047   6,083,969
   Class C.......    313,526     938,150   1,251,676
   Class M.......    239,406     872,325   1,111,731
                  ---------- ----------- -----------
       Total..... $2,696,866 $12,022,319 $14,719,185
                  ========== =========== ===========

                                                          Pro Forma
                                                            After
                                                          Exchange
                                               Acquiring  Acquiring
                                        Fund     Fund       Fund
           -                          -------- ---------- ----------
           Net asset value per share:
              Class A................ $   8.48 $     8.38 $     8.38
              Class B................     8.45       8.15       8.15
              Class C................     8.45       8.15       8.15
              Class M................     8.45       8.18       8.18
           Shares outstanding:
              Class A................  125,306    621,766    748,656
              Class B................  127,987    613,985    746,638
              Class C................   37,123    115,132    153,608
              Class M................   28,327    106,596    135,851
                                      -------- ---------- ----------
                  Total..............  318,743  1,457,479  1,784,753
                                      ======== ========== ==========

   Dividends and Other Distributions. Both the Fund and the Acquiring Fund distributes to its shareholders any net investment income, any net realized short-term capital gains, and any net realized long-term gains annually. Such dividends and distributions are automatically reinvested in the respective fund shares at net asset value, unless the shareholder requests cash. See "Shareholder Information--Distributions and Taxes" in the IDEX SAI.

   Shareholder Rights. Both the Acquiring Fund and the Fund are part of a Massachusetts Business Trust, and, thus, their shareholders have the same rights due them under the state law. IDEX is not required to hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, IDEX is required to hold a shareholders' meeting if, among other reasons, the number of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if it desires to change any fundamental investment policies. In addition, holders of at least 10% of a fund's outstanding shares may require a fund to hold a shareholder meeting for the purpose of voting on the removal of any Trustee.

                           REASONS FOR THE EXCHANGE

   GE Asset Management, the former sub-adviser of the Acquiring Fund, notified the Board that it would terminate its sub-advisory services to the Acquiring Fund effective October 4, 2001. The Board then selected American Century Asset Management, Inc. to serve as interim sub-adviser beginning October 5, 2001, until the Shareholder Meeting to vote upon the planned Reorganization. Upon its notice, the Board concluded that an Exchange would be in the best interests of the respective shareholders of the Fund and the Acquiring Fund. The Board believed that the Exchange will permit shareholders to pursue similar investment goals in a larger fund without diluting shareholders' interests.

   In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of the Acquiring Fund and the Fund's investment objective and management policies, as well as the services offered by IDEX to both Funds; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Acquiring Fund and the Fund, as well as the expense rations of similar funds and the estimated expense ratio of the combined fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Acquiring Fund and the Fund as a result of the Exchange.

                        INFORMATION ABOUT THE EXCHANGE

   Plan Of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Appendix A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund at net asset value, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on February 28, 2001, or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the shares of the Acquiring Fund and the Fund, generally computed as of the close of regular trading on the floor of the NYSE (currently at 4:00 p.m., New York time) on the Closing Date. See "Shareholder Information--Pricing of Shares" in the IDEX Prospectus.

   Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction or dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

   As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the shares received by it in the Exchange. Such distribution and liquidation will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be dissolved. Some of the outstanding shares of the Fund may be represented by physical certificates;

however, in the interest of economy and convenience, shares of the Acquiring Fund issued to Fund shareholders pursuant to the Exchange, will be in uncertificated form. After the Closing Date, any outstanding certificates representing Fund shares will be void.

   The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares, the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties and approval of a new sub-advisory agreement by shareholders of the Acquiring Fund.

   The total expenses of the Exchange are expected to be approximately $11,500, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and the Fund on the date of the Exchange (and indirectly by the shareholders of each of these funds).

   Federal Income Tax Consequences. The exchange of the Fund's assets for the Acquiring Fund shares and the assumption of the stated liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Sutherland Asbill & Brennan LLP, counsel to the Fund and the Acquiring Fund, to the effect that on the basis of the existing provisions of the Code, Treasury regulations thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the stated liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon transfer of its assets to the Acquiring Fund in exchange for shares and the assumption by the Acquiring Fund of such Fund's stated liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares received by a Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same asthe tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

   NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisors as to state and local tax and foreign consequences, if any, of the Exchange.

                   REQUIRED VOTE AND BOARD'S RECOMMENDATION

   The IDEX Board has approved the Plan and the Exchange on behalf of the Fund, and has determined that (i) participation in the Exchange is in the best interest of the Fund and its shareholders and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the IDEX charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

------------------------------------------------------------

THE IDEX BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

------------------------------------------------------------

         ADDITIONAL INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND

   Information about the Fund and the Acquiring Fund is incorporated by reference into the Prospectus/Proxy Statement from the IDEX Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-2659), as amended.

   The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the SEC. These materials may be inspected and copied at the Public Reference Facilities of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of

Consumer Affairs and Information Services, SEC, Washington, D.C., at prescribed rates.

   At the Board Meeting held on September 11, 2000, the Trustees, including a majority of the trustees who are not parties to the Sub-Advisory Agreements or interested persons (within the meaning of Section 2(a)(19) of the 1949 Act) of any such party (the "Disinterested Trustees"), approved and recommended that shareholders of each Fund approve a policy to permit IMI, on behalf of each Fund and subject to approval of the Board, to appoint sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Funds of IDEX, and for future Funds, subject to certain conditions. Special restrictions apply to the Sub-Advisers that are affiliates of the Investment Adviser ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order from the SEC as described below.

The Section 15 Exemptive Order

   On August 5, 1998, the SEC granted an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to AEGON/Transamerica Series Fund, Inc. (formerly, WRL Series Fund, Inc.), AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) ("ATSF") and any other registered investment company advised by ATSF or a person controlling, controlled by, or under common control with ATSF (Release No. IC 23379) (the "Exemptive Order"). IDEX and IMI are affiliates with those entities and are under common control with ATSF. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, IMI will be authorized, subject to approval by the Board, to evaluate, select and retain new sub-adviser the Funds, or materially amend an existing sub-advisory agreement without obtaining further approval of the affected Fund's shareholders, whenever IMI and the Board believe such actions are in the best interests of a Fund and its shareholders.

   Shareholders should recognize that in engaging a new sub-adviser and entering into a sub-advisory agreement, IMI will negotiate fees with that sub-adviser and, because these fees are paid by IMI and not directly by the Fund, any fee reduction negotiated by IMI may inure to IMI's benefit and any increase will inure to its detriment. The fees paid to IMI by the Fund and the fees paid to a sub-adviser by IMI are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by the Fund to IMI would require shareholder approval. In any event, if the shareholders approve this Policy, then IMI, pursuant to the Fund's Agreement, will continue to provide the same level of management and administrative services to the Fund as it has always provided.

   In addition to shareholder approval, the relief granted by the SEC and set forth in the Exemptive Order is subject to the following conditions:

      (1) IMI will not enter into a sub-advisory agreement with any affiliated sub-adviser without the sub-advisory agreement,including the compensation to be paid thereunder, being approved by the Fund's shareholders.

      (2) At all times, a majority of the Board will be persons each of whom is a Disinterested Trustee and the nomination of new or additional Disinterested Trustees will be within the discretion of the then-existing Disinterested Trustees.

      (3) When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of the Fund and the shareholders, and does not involve a conflict of interest from which IMI or the affiliated sub-adviser derives an inappropriate advantage.

      (4) IMI will provide general management and administrative services to IDEX and the Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolios, and subject to review andapproval by the Board, will: (a) set each Fund's overall investment strategies; (b) select sub-advisers; (c) monitor and evaluate the performance of sub-advisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its sub-advisers in those cases where the Fund has more than one sub-adviser; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objective, policies, and restrictions.

      (5) Within ninety (90) days of the hiring of any new sub-adviser, IMI will furnish shareholders with all information about the new sub-adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub-adviser. IMI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

      (6) IDEX will disclose in its prospectus the existence, substance, and effect of the Sub-Adviser Approval Policy. The IDEX prospectus will prominently disclose that the investment adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement.

      (7) No Trustee or officer of IDEX or IMI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustee or officer ) any interest in a sub-adviser, except for: (a) ownership of interests in IMI or any entity that controls, is controlled by, or is under common control with IMI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.

   In addition, in connection with the implementation of the Sub-Adviser Approval Policy, the Board and IMI may amend, from time to time, certain provisions of the sub-advisory agreements to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

                              VOTING INSTRUCTIONS

   Shareholders of record of the Fund who own shares of beneficial interest at the close of business on November 30, 2001 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the Reorganization and Exchange, election of Trustees and the Sub-Adviser Approval Policy. Shareholders of the Fund are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights.

   With respect to the Fund, the presence in person or by proxy, of a majority of the Fund shares outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal is not received, the persons names as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy (excludingabstentions and "broker non-votes," as defined below).

   The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received in a timely manner and is properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to the proposal, your shares will be voted "FOR" the proposal set forth herein. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

   Abstentions (proxies that are properly executed and returned and are accompanied by instructions to withhold authority to vote), or broker "non-votes" (shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be considered present for purposes of determining the existence of aquorum for the transaction of business, but, not being cast, will have no effect on the outcome of matters.

   You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

   The number of outstanding shares of beneficial interest for the Fund as of the Record Date are 322,692.392.

   Beneficial Owners. Occasionally, the number of shares of the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. The Fund has no beneficial shareholders.

   Solicitation. The principal solicitation of proxies will be by the mailing of this Prospectus/Proxy Statement on or about January 7, 2002, but proxies may also be solicited by telephone and/or in person by representatives of IDEX, its affiliates, and ALAMO, a proxy services firm. The estimated cost for the services by ALAMO is $2,200.00. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The cost of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement and proxies, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Fund.

   As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of IDEX or ALAMO if IDEX has not yet received their votes. Authorization to permit the IDEX representative to execute proxies may be obtained from shareholders by telephonic instructions. Proxies that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

   If a telephonic proxy is solicited by a representative, the representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on such proposal. Although the representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the shareholder how to vote, other than to read the recommendation set forth in the Proxy Statement. The representative will record the shareholder's instructions on the card. Within 72 hours, IDEX will send the shareholder a letter or mailgram to confirm the shareholder's vote and ask the shareholder to call immediately if the shareholder's instructions are not correct in the confirmation.

   If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, via the internet, by telephone or by facsimile, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically, via the internet or by facsimile at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder that attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

   Voting by telephone, via the Internet or by facsimile. Please follow the instructions that are included herein if you wish to cast your vote by telephone, via the Internet or by facsimile. Unless you later decide to change your vote, please vote only one time using the method that is most convenient for you.

                       FINANCIAL STATEMENTS AND EXPERTS

   The financial statements incorporated in this Prospectus/Proxy Statement by reference to the Annual Report to shareholders of IDEX Mutual Funds as of October 31, 2001 and for each of the periods indicated, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.

   In addition, the unaudited pro forma combined financial statements of the Acquiring Fund and the Fund as of October 31, 2001 have been incorporated herein by reference.

                                 OTHER MATTERS

   The IDEX Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

    NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

   Please advise IDEX, in care of ALAMO, Attn: IDEX Mutual Funds, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

   IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCOSED, STAMPED ENVELOPE. OR IF YOU PREFER, VOTE BY TELEPHONE, VIA THE INTERNET OR BY FACSIMILE BY FOLLOWING THE INSTRUCTIONS INCLUDED HEREIN.

                                  APPENDIX A

                     AGREEMENT AND PLAN OF REORGANIZATION

   AGREEMENT AND PLAN OF REORGANIZATION dated October 30, 2001 (the "Agreement") between IDEX American Century International (the "Fund") and IDEX International Equity (the "Acquiring Fund") of IDEX Mutual Funds ("IDEX"), a Massachusetts Business Trust.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, both the Fund and the Acquiring Fund are registered, diversified, open-end management investment companies, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

   WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest;

   WHEREAS, the Board of Trustees of IDEX has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interest of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

   WHEREAS, the Board of Trustees of IDEX has determined that the exchange of all of the assets and certain of the liabilities of the Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interest of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of the transaction.

   NOW THEREFORE, in consideration of the premises and covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

   1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to certain liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund shares, including fractional Acquiring Fund shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date ("Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund shares, the Acquiring Fund shall credit the Acquiring Fund shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

   1.2 The Fund will endeavor to discharge all of its know liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by IDEX, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

   1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank, the IDEX custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, emcumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

   1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

   1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date, Acquiring Fund shares received by the Fund pursuant to paragraph
1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund shares then credited to the account of the Fund on the books of the

Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund's shareholders and representing the respective pro rata number of the applicable Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

   1.6 Ownership of Acquiring Fund shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the IDEX current prospectus and statement of additional information.

   1.7 Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund shares are to be issued and transferred.

   1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund is dissolved.

2. VALUATION.

   2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the IDEX Declaration of Trust, as amended, (the "IDEX Charter"), and then-current prospectus or statement of additional information. In no event shall the same security held by both the Fund and the Acquiring Fund be valued at different prices.

   2.2 The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information.

   2.3 The number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund share, determined in accordance with paragraph 2.2.

   2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

3. CLOSING AND CLOSING DATE.

   3.1 The Closing Date shall be February 28, 2002 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., New
York time, at the offices of IDEX, 570 Carillon Parkway, St. Petersburg,
Florida 33716 or such other time and/or place as the parties may mutually agree.

   3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered immediately following the closing and will conform to such information on the Fund's books immediately before the closing; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

   3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund's shareholders and the number and percentage ownership of outstanding shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES.

   4.1 The Fund represents and warrants to the Acquiring Fund as follows:

      (a) The Fund is a series of IDEX Mutual Funds, a Massachusetts Business Trust duly organized and validly existing under the laws of the State of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

      (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      (c) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the IDEX Declaration of Trust, as amended (the "Fund's Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

      (d) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      (f) The Statements of Assets and Liabilities of the Fund for the period ending October 31, 2001 were taken from the audited IDEX Mutual Funds financial statements, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Fund as of such date.

      (g) Since October 31, 2001, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

      (h) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

      (i) The Fund intends to meet, and to continue to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

      (j) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares.

      (k) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the IDEX Board of Trustees and, subject to the approval of shareholders of the Fund, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

      (m) The proxy statement of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

   4.2 The Acquiring Fund represents and warrants as follows:

      (a) The Acquiring Fund is a series of IDEX Mutual Funds duly organized and validly existing under the laws of the State of Massachusetts and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

      (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the IDEX Charter or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

      (f) The Statements of Assets and Liabilities of the Acquiring Fund at October 31, 2001 were taken from the audited IDEX Mutual Funds financial statements, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such date.

      (g) Since October 31, 2001 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

      (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

      (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

      (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund's shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

      (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board of Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

      (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE FUND.

   5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

   5.2 The Fund will call a meeting of Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

   5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(l), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration

Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund shareholders to consider approval of this Agreement and the transactions contemplated herein.

   5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

   6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Fund.

   6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the IDEX President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

   The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

   7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the IDEX President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE
   FUND.

   If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the IDEX Charter.

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

   8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

   8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   8.5 The Fund shall have declared a dividend or dividends which, together with all previous such shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

   8.6 The parties shall have received an opinion of Sutherland Asbill & Brennan LLP substantially to the effect that for Federal income tax purposes:

      (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for the Acquiring Fund shares; (e) The aggregate tax basis for the Acquiring Fund shares received by each of the Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares to be received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

9. TERMINATION OF AGREEMENT.

   9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

   9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

10. WAIVER.

   At any time prior to the Closing Date, any of the foregoing conditions may be waived by the IDEX Board on behalf of the Fund or of the Acquiring Fund if, in its judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11. MISCELLANEOUS.

   11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

   11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

   11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of Florida, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Massachusetts without giving effect to principles of conflict of laws.

   11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

   11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                               IDEX Mutual Funds on behalf of:
                               IDEX INTERNATIONAL EQUTY

                                               /S/ JOHN R. KENNEY
                               By: ____________________________________________
                                                 John R. Kenney
                                                  Chairman and
                                             Chief Executive Officer

                                  /S/ JOHN K. CARTER
ATTEST: _______________________________________________________________________
                                 John K. Carter, Esq.
                                      Secretary

                               IDEX Mutual Funds on behalf of:
                               IDEX AMERICAN CENTURY INTERNATIONAL

                                               /S/ JOHN R. KENNEY
                               By: ____________________________________________
                                                 John R. Kenney
                                                  Chairman and
                                             Chief Executive Officer

                                  /S/ JOHN K. CARTER
ATTEST: _______________________________________________________________________
                                 John K. Carter, Esq.
                                      Secretary